SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 5, 2005

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318	52-2181734
-------------------------------------	------------------------------------
(Commission File Number)	(I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ventiv Health, Inc. (“Ventiv”) filed a Current Report on Form 8-K (the “Initial Report”) in connection with its completion of the acquisition of inChord Communications, Inc. (“inChord”). As permitted under Item 9.01 of Form 8-K, Ventiv filed a form 8-K/A to include the financial statements of inChord and the pro forma information on December 21, 2005.

We are filing this Amendment No. 2 on Form 8-K/A in order to:

1.
Correct the opinion page of the audited consolidated financial statements of inChord as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 to include the name and location of our Independent Auditors.

2.	Correct the date on the consent filed with Amendment No. 1 to the initial report.

3.	Correct certain immaterial typographical errors appearing in Amendment No. 1.

No substantive changes to the previously filed financial information are contained in this Amendment No. 2.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

•	Audited consolidated financial statements of inChord as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.
•	Unaudited consolidated financial statements of inChord as of September 30, 2005 and for the nine months ended September 30, 2005, and 2004.

(c) Exhibits - The following documents are filed as exhibits to this report:

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte and Touche LLP
99.1	Financial Statements listed in Item 9.01(a) above

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

Date: December 22, 2005	By:	/s/ John R. Emery

Title Chief Financial Officer (Principal Accounting & Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte and Touche LLP
99.1	Financial Statements listed in Item 9.01(a) above